UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2024
Date of Report (date of earliest event reported)

UpHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)	83-3838045 (I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices, including zip code)

(888) 424-3646
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH(1)	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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(1)On December 11, 2023, UpHealth, Inc. (the “Company”) received written notice from the staff of NYSE Regulation that it has commenced proceedings to delist the common stock, par value $0.0001 per share, of the Company (ticker symbol: UPH) (the “Common Stock”), from the New York Stock Exchange (“NYSE”), and suspended trading in the Common Stock pending the completion of such proceedings. As a result, effective December 12, 2023, the Common Stock is trading in the over-the-counter market under the symbol “UPHL”. The Company timely filed an appeal of this determination with the NYSE and requested a hearing before the NYSE Regulatory Oversight Committee’s Committee for Review. On January 12, 2024, the NYSE granted the Company’s request for a hearing, which was originally scheduled to occur on April 17, 2024 but has since being rescheduled to July 18, 2024.

Item 7.01	Regulation FD Disclosure.
As previously disclosed by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2023, on September 19, 2023, UpHealth Holdings, Inc., a wholly-owned subsidiary of the Company (“UpHealth Holdings”), filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Furthermore, as previously disclosed by the Company, on October 20, 2023, two of UpHealth Holdings’ wholly-owned subsidiaries, Thrasys, Inc. (“Thrasys”) and Behavioral Health Services, LLC (“BHS”), and each of the subsidiaries of Thrasys and BHS (such subsidiaries, collectively with UpHealth Holdings, Thrasys and BHS, being referred to individually herein and collectively as the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court. The Chapter 11 cases of the Debtors are being jointly administered under the caption In re UpHealth Holdings, Inc., Case No. 23-11476 (U.S. Bankr. D. Del.) (the “Bankruptcy Case”), for procedural purposes only.

The Debtors commenced these cases to consummate value-maximizing transactions. Through ongoing discussions with its key economic stakeholders, including a group of certain of the beneficial holders of the Company’s Variable Rate Convertible Senior Secured Notes due 2025 (the “2025 Notes”) and the Creditors’ Committee in the Bankruptcy Case (collectively, the “Consultation Parties”), UpHealth Holdings has determined that the sale of UpHealth Holdings’ equity interest in its wholly-owned non-debtor subsidiary TTC Healthcare, Inc. (“TTC”) may be appropriate to maximize value to the UpHealth Holdings’ estate because a sale of the equity interests in TTC may provide funding necessary for UpHealth Holdings to consummate a chapter 11 plan and successfully exit its chapter 11 case. UpHealth Holdings anticipates that it will pursue a motion before the Bankruptcy Court to approve procedures applicable to the sale of its equity interests in TTC, and eventually, authorize the sale of such equity interests free and clear of all liens, claims, encumbrances and other interests. In addition, UpHealth Holdings anticipates that it will pursue confirmation of a liquidating plan (including seeking approval of a related disclosure statement) alongside of the sale process, which UpHealth Holdings is hopeful will provide payment in full to creditors at UpHealth Holdings and, potentially, a dividend to the Company.

In furtherance of the anticipated sales process, UpHealth Holdings, after consulting with the Consultation Parties, has selected an investment banker, Stout Capital, LLC (“Stout”), to assist in a marketing and sale process to identify a party ready, willing and able to consummate a transaction. As of this time, UpHealth Holdings has not marketed the equity interests in TTC for sale, and it would not expect to do so until after the Bankruptcy Court has granted a motion approving procedures applicable to the sale of its equity interests in TTC and related relief, and authorizing procedures applicable to the sale of its equity interests in TTC and related relief. Furthermore, UpHealth Holdings anticipates submitting an application to the Bankruptcy Court to employ Stout to provide financial and investment banking services in connection with a sale of UpHealth Holdings’ equity interests in TTC. Stout would not be expected to provide any services to UpHealth Holdings unless Stout’s retention is approved by the Bankruptcy Court.

In furtherance of the anticipated liquidating plan which UpHealth Holdings will seek to confirm, UpHealth Holdings is also moving forward with taking actions with respect to other assets and rights that it holds. UpHealth Holdings is continuing to pursue the enforcement of the Final Award of the International Court of Arbitration of the International Chamber of Commerce (the “ICA”) to UpHealth Holdings and against Glocal Healthcare Systems (“Glocal”) and several of Glocal’s officers and shareholders (collectively, the "Respondents"), including Dr. Syed Sabahat Azim, Richa Sana Azim, Gautam Chowdhury and Meleveetil Damodaran. In addition to those actions which UpHealth Holdings has taken in India which the Company has previously disclosed, UpHealth Holdings on May 8, 2024 filed a Petition to Confirm Foreign Arbitral Award against the Respondents with the U.S. District Court for the Northern District of Illinois (Case No. 1:24-cv-3778). Furthermore, as previously disclosed by the Company, UpHealth Holdings intends to enforce claims against the Indemnitors (as defined below) for reimbursement or contribution or otherwise arising out of an agreement executed by Dr. Chirinjeev Kathuria, Dr. Mariya Pylypiv and Al Gatmaitan (the “Indemnitors”), pursuant to which they agreed to be responsible for UpHealth Holdings’ liabilities to Needham in excess of $8,000,000. In that regard, UpHealth Holdings has served discovery requests on the Indemnitors to assist it in the preparation of the anticipated liquidating plan.

The information contained in, or incorporated into, this Item 7.01 of this Current Report on Form 8-K (this “Current Report”), is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filings.

This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is being disclosed pursuant to Regulation FD.

Forward-Looking Statements.
This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward‑looking statements include, but are not limited to, a potential sale by UpHealth Holdings of its equity interests in TTC, engagement of Stout, applications and motions to the Bankruptcy Court to employ Stout and approve procedures applicable to the sale of the equity interests in TTC and to authorize such sale, and confirmation of a potential liquidating plan and approval of a related disclosure statement, including payments to the creditors of UpHealth Holdings and dividends to the Company, the ability of the Company to enforce the agreement against the Indemnitors, and the enforcement of the Final Award and the amounts to be paid to Holdings by the Respondents pursuant to the Final Award. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses made by the management of UpHealth considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth or its subsidiaries, including UpHealth Holdings and TTC, will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including whether the Bankruptcy Court will grant the motions which UpHealth Holdings anticipates filing with the Bankruptcy Court, the ability of UpHealth Holdings to be successful in running a sales process of its equity interests in TTC, whether any bid is submitted if UpHealth Holdings seeks buyers of its equity interests in TTC that is of sufficient value to enable UpHealth Holdings to achieve its goal of value maximization and enable its goal to provide payment in full to creditors at UpHealth Holdings and, potentially, a dividend to the Company, that UpHealth Holdings will be successful in collecting monies owed from the Indemnitors and whether the Respondents will comply with the Final Award, and other risks disclosed by UpHealth in its filings with the SEC. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward‑looking statements. UpHealth undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2024                         UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S. A. Beck
Title:	Chief Executive Officer